                                  EXHIBIT 99.2

                      Press Release dated January 12, 1999

For Immediate Release                    For Information Contact
---------------------                    -----------------------

     January 12, 1999                 David L. Kalkbrenner, President & CEO
                                        (650) 614-5767
                                      Steven C. Smith, EVP, COO & CFO
                                        (650) 813-8222

                         GREATER BAY BANCORP ANNOUNCES
                  31.3% INCREASE IN CORE NET EARNINGS FOR 1998

     PALO ALTO, CA; January 12, 1999 - Greater Bay Bancorp (Nasdaq:GBBK), a $1.6 billion in assets financial services holding company, announced net earnings of $16.6 million or $1.62 per diluted share for the year ended December 31, 1998, a 42.7% increase over net earnings in 1997 of $11.6 million or $1.17 per share. Net earnings in 1998 and 1997 included approximately $1.7 million and $2.3 million respectively, in merger and related nonrecurring costs. Without the merger and related nonrecurring costs, 1998 net earnings would have been $18.3 million or $1.78 per share, an increase in net earnings of 31.3% over 1997 results of $13.9 million or $1.41 per share.

     For the fourth quarter of 1998, the Company's net earnings were $5.0 million or $0.48 per share, compared to net earnings of $4.4 million or $0.43 per share in the third quarter 1998 and $1.8 million or $0.18 per share in the fourth quarter 1997. Excluding the merger and related nonrecurring costs, third quarter 1998 and fourth quarter 1997 net earnings would have been $4.8 million or $0.47 per share, and $4.1 million or $0.41 per share, respectively.

     Excluding the merger and related nonrecurring costs, the return on average equity and average assets for 1998 were 21.72% and 1.28% compared to 18.86% and 1.33% in 1997. For the fourth quarter of 1998, the Company's return on average equity and average assets excluding the merger and related nonrecurring costs were 21.82% and 1.25% compared to 21.31% and 1.43% in the same quarter in 1997.

     The Company's total assets reached $1.6 billion at December 31, 1998, an increase of 30.0% or $365.2 million from December 31, 1997. For the 1998 year, total loans grew to $1.0 billion, an increase of $254.2 million or 33.8%, while total deposits increased $271.3 million to $1.3 billion at year end for a 25.3% increase.

     Commenting on the results, David L. Kalkbrenner, the Company's President and CEO, said, "We had an excellent year in 1998 as the new business initiatives we introduced in late 1997 and 1998 resulted in significant growth in earning assets and a substantial increase in net earnings. We anticipate continued growth over the next 12 months as a result of additional contributions from our 1998 initiatives, as well as through new business opportunities which we believe will be available in 1999."

     Mr. Kalkbrenner added, "Underscoring our business opportunities for 1999, the Company is currently in active discussions for a stock-for-stock merger with a community bank representing less than 15% of the Company's total assets. While no assurances can be given that a definitive agreement will be signed or that the merger will be consummated, we believe this opportunity fits our continuing strategy of building a quality, super community banking franchise."

     Operating expenses for the year ended December 31, 1998 include approximately $146,000, excluding internal staff time, related to the correction of the year 2000 "millenium bug" which impacts all companies. The Company has budgeted anticipated total expenditures of $300,000 to $500,000 to address the year 2000 issues.

     The Company's ratio of non-performing assets to total assets was 0.20% at December 31, 1998 compared to 0.45% at December 31, 1997. The reserve for loan losses represented 2.12% of total loans and 676.10% of non-performing assets at December 31, 1998, compared to 2.18% and 298.39% at December 31, 1997.

     The Company's Trust division, Greater Bay Trust Company, continues to reflect strong growth, increasing the level of fiduciary assets under management by 12.4% to a total of $649.3 million at December 31, 1998 compared to $577.7 million one year earlier. Trust fee income also increased to $2.5 million in 1998, compared to $2.1 million in 1997.

     The Company's capital ratios continue to be above the well capitalized guidelines established by the bank regulatory agencies.

     Greater Bay Bancorp and its financial services subsidiaries, Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce and Golden Gate Bank, along with its operating divisions, Greater Bay Bank Santa Clara Valley Commercial Banking Group, Greater Bay Corporate Finance Group, Greater Bay International Banking Division, Greater Bay Trust Company, Pacific Business Funding and Venture Banking Group, serve clients throughout Silicon Valley, the San Francisco Peninsula and the Contra Costa Tri Valley Region, with offices located in San Jose, Cupertino, Santa Clara, Palo Alto, Redwood City, San Mateo, Millbrae, San Bruno, San Francisco and Walnut Creek.

     This document may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. For a discussion of factors that could cause actual results to differ, please see the Company's publicly available Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 1997, and particularly the discussion of risk factors within that document.

                          We Invest in Relationships!

                               GREATER BAY BANCORP
                      DECEMBER 31, 1998 - FINANCIAL SUMMARY
                  ($ in 000's, except share and per share data)

-----------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION DATA:
                                                       Dec 31         Sept 30          Jun 30          Mar 31          Dec 31
                                                         1998            1998            1998            1998            1997
                                                  -----------     -----------     -----------     -----------     -----------
Cash and Due From Banks                           $    59,975     $    55,399     $    70,010     $    71,152     $    53,167
Investments                                           463,470         574,636         558,335         426,098         393,676
Loans:
              Commercial                              455,077         388,094         372,930         367,384         362,747
              Construction                            173,857         153,378         139,850         121,446         112,514
              Real Estate                             299,111         245,340         227,652         217,845         196,217
              Consumer and Other                       81,089          75,673          81,750          79,177          82,914
              Deferred Loan Fees, Net                  (3,343)         (2,966)         (2,446)         (2,904)         (2,765)
                                                  -----------     -----------     -----------     -----------     -----------
                  Total Loans                       1,005,791         859,519         819,736         782,948         751,627
                  Allowance for Loan Losses           (21,304)        (19,861)        (17,985)        (16,565)        (16,394)
                                                  -----------     -----------     -----------     -----------     -----------
              Total Loans, Net                        984,487         839,658         801,751         766,383         735,233
Other Assets                                           74,933          65,690          56,773          58,092          35,589
                                                  ===========     ===========     ===========     ===========     ===========
Total Assets                                      $ 1,582,865     $ 1,535,383     $ 1,486,869     $ 1,321,725     $ 1,217,665
                                                  ===========     ===========     ===========     ===========     ===========
Deposits:
              Demand, Non-Interest Bearing        $   268,448     $   237,596     $   263,121     $   208,277     $   219,495
              NOW, MMDA and  Savings                  854,392         802,220         809,594         676,730         627,475
              Time Certificates, $100,000 and over    168,075         198,286         180,891         175,381         183,147
              Other Time Certificates                  51,577          49,830          31,009          46,043          41,031
                                                  -----------     -----------     -----------     -----------     -----------
                  Total Deposits                    1,342,492       1,287,932       1,284,615       1,106,431       1,071,148
                                                  -----------     -----------     -----------     -----------     -----------
Other Borrowings                                       73,734          89,735          82,275          85,142          32,355
Other Liabilities                                      20,963          15,764          14,556          26,857          14,622
                                                  -----------     -----------     -----------     -----------     -----------
                  Total Liabilities                 1,437,189       1,393,431       1,381,446       1,218,430       1,118,125
                                                  -----------     -----------     -----------     -----------     -----------
Long-term Subordinated Debt                             3,000           3,000           3,000           3,000           3,000
Trust Preferred Securities                             50,000          50,000          20,000          20,000          20,000
Stockholders' Equity                                   92,676          88,952          82,423          80,295          76,540
                                                  -----------     -----------     -----------     -----------     -----------
                  Regulatory Capital                  145,676         141,952         105,423         103,295          99,540
                                                  -----------     -----------     -----------     -----------     -----------
Total Liabilities and Shareholders' Equity        $ 1,582,865     $ 1,535,383     $ 1,486,869     $ 1,321,725     $ 1,217,665
                                                  ===========     ===========     ===========     ===========     ===========

Average Quarterly Total Loans, excluding
 Nonaccrual                                       $   905,675     $   824,356     $   794,786     $   752,381     $   714,594
Average Quarterly Investments                     $   548,793     $   585,654     $   475,082     $   410,650     $   352,179
Average Quarterly Interest Bearing Liabilities    $ 1,216,476     $ 1,148,268     $ 1,015,659     $   969,365     $   843,329

Average Quarterly Assets                          $ 1,578,508     $ 1,489,844     $ 1,375,328     $ 1,240,507     $ 1,135,426
Average Quarterly Equity                          $    90,624     $    86,577     $    80,667     $    77,425     $    76,151

Regulatory Capital
              Tier I or Leverage Capital          $   123,287     $   115,951     $   102,025     $    99,755     $    96,317
              Total Capital                       $   161,103     $   154,597     $   120,281     $   117,031     $   113,046

Nonperforming Assets
              Nonaccrual Loans                    $     1,858     $     2,919     $     3,758     $     3,152     $     2,971
              Loans 90 Days Past Due & Accruing          --              --                75             108             158
              Restructured Loans                          327             377             531             903           1,062
              OREO                                        966             905           1,001           1,001           1,303
                                                  -----------     -----------     -----------     -----------     -----------
Total Nonperforming Assets                        $     3,151     $     4,201     $     5,365     $     5,164     $     5,494
                                                  ===========     ===========     ===========     ===========     ===========
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:

                                                       Dec 31         Sept 30          Jun 30          Mar 31          Dec 31
                                                         1998            1998            1998            1998            1997
                                                  -----------     -----------     -----------     -----------     -----------
Greater Bay Trust Company Assets                  $   649,336     $   581,437     $   636,362     $   576,290     $   577,746

Loan to Deposit Ratio                                   74.92%          66.74%          63.81%          70.76%          70.17%
Ratio of Allowance for Loan Losses to:
              Total Loans                                2.12%           2.31%           2.19%           2.12%           2.18%
              Total Nonperforming Assets               676.10%         472.77%         335.24%         320.78%         298.39%

Total Nonperforming Assets to Total Assets               0.20%           0.27%           0.36%           0.39%           0.45%

Ratio of Quarterly Net Charge-offs to
 Average Loans , annualized                              0.22%           0.02%           0.01%           0.61%           0.26%
Ratio of YTD Net Charge-offs to Average
 Loans, annualized                                       0.21%           0.20%           0.30%           0.61%           0.26%


Earning Assets to Total Assets                          92.92%          93.41%          92.59%          91.46%          94.04%
Earning Assets to Interest-Bearing Liabilities         122.48%         120.21%         122.19%         120.12%         126.25%

Capital Ratios:
              Leverage                                   7.81%           7.78%           7.42%           8.04%           8.48%
              Tier 1 Risk Based Capital                  9.90%          10.99%          10.08%          10.57%          10.72%
              Total Risk Based Capital                  12.94%          14.65%          11.88%          12.41%          12.58%

Risk Weighted Assets                              $ 1,245,336     $ 1,055,323     $ 1,012,545     $   943,348     $   898,734

Book Value Per Share                              $      9.64     $      9.28     $      8.69     $      8.55     $      8.23
Total Shares Outstanding                            9,612,141       9,584,634       9,489,134       9,395,764       9,303,930

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific
Rim Bancorporation (the parent of Golden Gate Bank), and Pacific Business Funding Corporation, on a pooling-of-interests basis.
------------------------------------------------------------------------------------------------------------------------------

                              GREATER BAY BANCORP
                     DECEMBER 31, 1998 - FINANCIAL SUMMARY
                 ($ in 999's except share and per share data)

------------------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:
                                                                           Fourth      Third     Second       First      Fourth
                                                                          Quarter    Quarter    Quarter     Quarter     Quarter
                                                                             1998       1998       1998        1998        1997
                                                                         --------   --------   --------    --------    --------
Interest Income                                                          $ 29,989   $ 29,861   $ 27,510    $ 25,560    $ 24,853
Interest Expense                                                           12,495     12,953     11,592      10,432       9,616
                                                                         --------   --------   --------    --------    --------
Net Interest Income before Provision for Loan Losses                       17,494     16,908     15,918      15,128      15,237

Provision for Loan Losses                                                 $ 1,901      1,791      1,347         996       1,109
                                                                          -------   --------   --------    --------    --------
Net Interest Income after Provision for Loan Losses                        15,593     15,117     14,571      14,132      14,128

Other Income:
Trust Fees                                                                    664        642        617         550         603
Depositor Service Fees                                                        357        361        349         420         394
Gain on Sale of SBA Loans                                                     282        290        221         244         269
Loan Fees                                                                     176        165        190         146         152
Gain/(loss) on Investments                                                    320          4         42           8          25
Other Income (1)                                                              384         65        152        (339)        116
                                                                         --------   --------   --------    --------    --------
                                                                            2,183      1,527      1,571       1,029       1,559
Nonrecurring - Warrant Income                                                 314        134         -          497          14
                                                                         --------   --------   --------    --------    --------
Other Income                                                                2,497      1,661      1,571       1,526       1,573

Operating Expenses:
Compensation and Benefits                                                   5,807      5,753      5,729       5,426       5,449
Occupancy and Equipment                                                     1,751      1,542      1,535       1,389       1,357
Professional Services & Legal                                                 432        403        377         385         417
Client Services                                                               140        122        131         151          80
FDIC Insurance and Assessments                                                 84         88         77          89          73
Other Real Estate, Net                                                         (6)        43         (8)         24          25
Other Expenses                                                              2,458      1,740      1,431       1,618       2,164
                                                                         --------   --------   --------    --------    --------
                                                                           10,666      9,691      9,272       9,082       9,565
Nonrecurring Expenses (2)                                                     448        192         -          701          -
                                                                         --------   --------   --------    --------    --------
Total Operating Expenses                                                   11,114      9,883      9,272       9,783       9,565
                                                                         --------   --------   --------    --------    --------
Income before Income Taxes & Merger and Other Related
 Nonrecurring Costs                                                         6,976      6,895      6,870       5,875       6,136
Income Tax Expense                                                          1,993      2,141      2,334       1,896       2,045
                                                                         --------   --------   --------    --------    --------
Income before Merger and Other Related Nonrecurring Costs                   4,983      4,754      4,536       3,979       4,091
Merger and Other Related Nonrecurring Costs, net of tax                        -         360      1,314          -        2,282
                                                                         --------   --------   --------    --------    --------
                  Net Income                                             $  4,983   $  4,394   $  3,222    $  3,979    $  1,809
                                                                         ========   ========   ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:
                                                                           Fourth      Third      Second      First      Fourth
                                                                          Quarter    Quarter     Quarter    Quarter     Quarter
                                                                             1998       1998        1998       1998        1997
                                                                       ----------  ---------  ----------  ---------  ----------
Income Per Share (before merger and other related
 nonrecurring items) (3) (4)
              Basic                                                      $   0.52   $   0.50    $   0.48   $   0.43    $   0.44
              Diluted                                                    $   0.48   $   0.47    $   0.44   $   0.39    $   0.41
Net Income Per Share (3) (4)
              Basic                                                      $   0.52   $   0.46    $   0.34   $   0.43    $   0.20
              Diluted                                                    $   0.48   $   0.43    $   0.31   $   0.39    $   0.18
Weighted Average Common Shares Outstanding (4)                          9,595,000  9,525,000   9,460,000  9,356,000   9,266,000
Weighted Average Common & Common Equivalent
              Shares Outstanding (4)                                   10,306,000  0,223,000  10,254,000  0,254,000  10,078,000
Return on Quarterly Average Assets, annualized (5)                           1.25%      1.27%       1.32%      1.30%       1.43%
Return on Quarterly Average Equity, annualized (5)                          21.82%     21.79%      22.55%     20.84%      21.31%
Net Interest Margin - Average Earning Assets                                 4.77%      4.76%       5.03%      5.22%       5.73%
Operating Expense Ratio (Before Merger and Other Related
              Nonrecurring Items)                                            2.68%      2.58%       2.70%      2.97%       3.34%
Efficiency Ratio (Before Merger and Other Related
              Nonrecurring Items)                                           54.21%     52.57%      53.02%     56.21%      56.95%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
(1) Q1 and Q3 of 1998 includes a $700,000 and $100,000 write-down of an equity investment in accordance with APB 18, respectively.
(2) Q1, Q3 and Q4 of 1998 nonrecurring expenses are comprised of a $701,000, $192,000 and $448,000 donation to the GBB Foundation, respectively.
(3) Net income per share for prior periods have been restated as required by the adoption of SFAS No. 128. In accordance with the newly adopted accounting standard, Net income Per Share is now presented on a Basic and Diluted basis.
(4) Restated to reflect the 2-for-1 stock split declared for shareholders of record as of April 30, 1998.
(5) Before Merger and Other Related Nonrecurring Costs of $360,000, net of tax, in Q3 of 1998, $1.31 million, net of tax, in Q2 of
    1998 and $2.28 million, net of tax, in Q4 of 1997.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific
Rim Bancorporation (the parent of Golden Gate Bank), and Pacific Business Funding Corporation, on a pooling-of-interests basis.
------------------------------------------------------------------------------------------------------------------------------------

                              GREATER BAY BANCORP
                     DECEMBER 31, 1998 - FINANCIAL SUMMARY
                        ($ in 000's, except share data)

--------------------------------------------------------------------------------------------------------------------------
SELECTED YEAR TO DATE CONSOLIDATED OPERATING DATA:
                                                                                  DECEMBER 31,          DECEMBER 31,
                                                                                          1998                  1997
                                                                                  ------------          ------------
Interest Income                                                                   $    112,920          $     88,527
Interest Expense                                                                        47,472                34,059
                                                                                  ------------          ------------
Net Interest Income Before Provision for Loan Losses                                    65,448                54,468

Provision for Loan Losses                                                                6,035                 6,786
                                                                                  ------------          ------------
              Net Interest Income After Provision for Loan Losses                       59,413                47,682

Other Income (1)                                                                         6,310                 5,379
Nonrecurring - Warrant Income                                                              945                 1,162
                                                                                  ------------          ------------
  Total Other Income                                                                     7,255                 6,541

Operating Expenses                                                                      38,711                34,083
Other Expenses - nonrecurring (2)                                                        1,341                (1,287)
                                                                                  ------------          ------------
  Total Operating Expenses                                                              40,052                32,796
                                                                                  ------------          ------------
Income Before Income Taxes & Merger and Other Related Nonrecurring Costs                26,616                21,427
Income Tax Expense                                                                       8,364                 7,526
                                                                                  ------------          ------------
Income Before Merger and Other Related Nonrecurring Costs                               18,252                13,901
Merger and Other Related Nonrecurring Costs, net of tax                                  1,674                 2,282
                                                                                  ------------          ------------
                  Net Income                                                      $     16,578          $     11,619
                                                                                  ------------          ------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
SELECTED YEAR TO DATE CONSOLIDATED OPERATING RATIOS:
                                                                                  DECEMBER 31,          DECEMBER 31,
                                                                                          1998                  1997
                                                                                  ------------          ------------
Income Per Share (3) (4) (before merger and other related nonrecurring costs)
              Basic                                                               $       1.92          $       1.51
              Diluted                                                             $       1.78          $       1.41
Net Income Per Share (3) (4)
              Basic                                                               $       1.75          $       1.26
              Diluted                                                             $       1.62          $       1.17
Weighted Average Common Shares Outstanding (4)                                       9,485,000             9,196,094
Weighted Average Common & Common Equivalent Shares Outstanding (4)                  10,231,000             9,892,480
Return on Average Assets, annualized (5)                                                  1.28%                 1.33%
Return on Average Equity, annualized (5)                                                 21.72%                18.86%
Net Interest Margin - Average Earning Assets                                              4.95%                 5.54%
Operating Expense Ratio (Before Merger and Other Related Nonrecurring Costs)              2.73%                 3.27%
Efficiency Ratio (Before Merger and Other Related Nonrecurring Costs)                    53.95%                56.95%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
(1) Q1 and Q3 of 1998 includes a $700,000 and $100,000 write-down of an equity investment in accordance with APB 18, respectively.
(2) Q1, Q3 and Q4 of 1998 nonrecurring expenses are comprised of a $701,000, $192,000 and $448,000 donation to the GBB
    Foundation, respectively. Q1 of 1997 nonrecurring expenses includes $413,000 in nonrecurring charges as well as a
    $1.70 million recovery from GBB's insurance coverage related to the $1.70 million legal settlement charge that occurred in the second quarter of 1995.
(3) Net income per share for prior periods have been restated as required by the adoption of SFAS No. 128. In accordance with the newly adopted accounting standard, Net income per share is now presented on a Basic and Diluted basis.
(4) Restated to reflect the 2-for-1 stock split declared for shareholders of record as of April 30, 1998.
(5) Before Merger and Other Related Nonrecurring Costs of $360,000, net of tax, in Q3 of 1998, $1.31 million, net of tax, in Q2 of 1998.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), and Pacific Business Funding Corporation, on a pooling-
of-interests basis.
--------------------------------------------------------------------------------------------------------------------------